Exhibit 10.41

AMENDMENT NO. 1 TO SEPARATION AGREEMENT AND RELEASE
This AMENDMENT NO. 1 TO SEPARATION AGREEMENT AND RELEASE (the “Amendment”) is made and entered into by and between PIPER JAFFRAY & CO. (“PJC” or the “Company”), and Stuart C. Harvey, Jr. (“Employee”). The Company and Employee shall be referenced individually as a “Party,” and collectively as the “Parties.”
WHEREAS, the Parties entered into a Separation Agreement and Release (“Agreement”) on December 4, 2017;
WHEREAS, the Agreement provided, inter alia, for a Separation Date of December 31, 2017 and an Additional Separation Payment to Employee;
WHEREAS, the Parties have agreed to change the Separation Date to December 29, 2017; and to change the amount of the Additional Separation Payment to be paid to Employee;
WHEREAS, the Parties have read and understood the terms of this Amendment, and the Parties have been represented by counsel throughout the negotiations leading up to the Parties entering into this Amendment.
NOW, THEREFORE, as consideration for the mutual promises and covenants set forth herein, the Parties covenant and agree as follows:

1.
New Separation Date: Employee will resign from his current position at the Company, effective December 29, 2017 (“Separation Date”). Any reference to “Separation Date” in the Agreement will refer to December 29, 2017, not to December 31, 2017.

2.
Additional Separation Payment: The amount of the Additional Separation Payment provided for in Paragraph 9 of the Agreement shall be Five Hundred and Ninety-Five Thousand and No/100 Dollars ($595,000.00).

3.	No Other Change: Except for the changes provided in Paragraphs 1 and 2 above, the remaining terms and conditions remain in full force and effect as set forth in the Agreement.

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YOU AFFIRM THAT YOU HAVE HAD ADEQUATE TIME TO REVIEW THIS AMENDMENT AND HAVE BEEN ADVISED BY COUNSEL BEFORE SIGNING IT.

Dated: December 22, 2017            STUART C. HARVEY, JR.

/s/ Stuart C. Harvey, Jr.
As to Form:                KAPLAN, STRANGIS AND KAPLAN, P.A.

Dated: December 22, 2017            /s/ Bruce Parker
Bruce Parker
90 South Seventh Street
Suite 5500
Minneapolis, MN 55402
Attorneys for Stuart Harvey
Dated: December 22, 2017            PIPER JAFFRAY & CO., INC.

By: /s/ Andrew S. Duff
Its: CEO
As to Form:                DORSEY & WHITNEY LLP

Dated: December 22, 2017            /s/ Melissa Raphan
Melissa Raphan
50 South Sixth Street
Suite 1500
Minneapolis, MN 55402
Attorneys for Piper Jaffray & Co., Inc.